Exhibit 99.1

YSE & TSX r N Gold // Coppe Gaining Momentum Spring Mining Conference April 2021 All figures in US Dollar

MUX MUX: Cautionary Statement Executive Summary: If you are risk-averse, don’t buy our shares. Past performance is unreliable in predicting the future. Unexpected events do happen and will change forecasts.

160% 140 120 100 80 Silver 106% MUX 105% Copper 90% 60 40 20Gold 19% Mar-20 -20 May-20Jul-20Sep-20Nov-20Jan-21Mar-21 MUX Source: Bloomberg. From Mar 20, 2020 to Apr 16, 2021.

100% 80 60 40 20 0 MUX vs GDXJ Relative Performance Apr 2018 – Apr 2021 Closing The Gap Potential MUX $3.00 -20 -40 -60 -80 MUX GDXJ MUX Outperformance MUX Underperformance $1.19 Current MUX 2018201920202021 MUX Source: Bloomberg. Weekly performance, from Apr 13, 2018 to Apr 16, 2021.

N Gold // Coppe Daylighting Value from Copper & Silv YSE & TSX r

MUX: Diversified Portfolio Mines Gold Black Fox Gold Bar El Gallo Gold & Silver San Jose Mexico Ontario Nevada Development Pipeline Gold Froome Grey Fox Stock Gold & Silver Fenix Argentina Copper Los Azules MUX

MUX’s Big Exposure to Copper Los Azules: Large Copper Deposit Highlights of Drill Assays 221 m @ 1.62% Cu 240 m @ 0.94% Cu 200 m @ 0.89% Cu m @ 0.77% Cu m @ 0.63% Cu 429 m @ 0.75% Cu Los Azules Argentina Ore tonnes Copper lbs Gold oz Silver oz Indicated962 Million10.2 Billion @ 0.48% 1.7 Million @ 0.06 gpt 55.7 Million @ 1.8 gpt Inferred2,666 Million19.3 Billion @ 0.33% 3.8 Million @ 0.04 gpt 135.4 Million @ 1.6 gpt MUX Source: Oct 16, 2017 – “NI 43-101 Technical Report - Preliminary Economic Assessment Update for the Los Azules Project, Argentina”. 1 - Based on current prices.

Leverage to Copper

@ $4.30/ lb

MUX has it **BIG**!

Sensitivity of Los Azules' NPV @ 8% discount



$6
$5
$4
$3
$2
$1
-
Billions
-40%
$1.80
-20%
$2.40
100%
$3.00
+20%
$3.60
+40%
$4.20
Change from Base Case (%)
Copper Price ($/ lb)
Cu Price
Au Price
Ag Price
Grade
CAPEX
OPEX
OPEX - Mining
OPEX - Process
OPEX – G&A

Postproduction decision

8

MUX

NPV presented is After-Tax. Oct 16, 2017 - "NI 43-101 Technical Report-Preliminary Economic Assessment Update for the Los Azules Project, Argentina" (Hatch).

Los Azules IRR Sensitivity to Copper Price 35% 30% 25% 20% IRR 20.1% 25.1% 29.8% 33.6% 15% 10% 7.2% 5% 0% 14.3% @$4.30 lb Cu $2.00$2.50$3.00$3.50$4.00$4.50 Copper Price ($/ lb) MUX IRR presented is After-Tax. Oct 16, 2017 - “NI 43-101 Technical Report-Preliminary Economic Assessment Update for the Los Azules Project, Argentina” (Hatch).

Los Azules – Preliminary Economic Analysis Robust Economics @ $3/lb Copper Highlights of the 2017 PEA (Hatch) Average annual production 1st 13 Years Mine life Initial capex Payback After-tax IRR After-tax NPV @ 8% 415 Million lbs Cu @ $1.14/ lb cash cost + Au & Ag credits 36 years $2.4 Billion 3.6 years 20% $2.2 Billion MUX Oct 16, 2017 Preliminary Economic Analysis (PEA) - “NI 43-101 Technical Report - Preliminary Economic Assessment Update for the Los Azules Project, Argentina” (Hatch)

A Potential McEwen *Silver* Spin Out

2020 Production (Moz AgEq)


63.7
19.1
14.7
10.1
10
7.5
6.3
5.6
1.9
1.6
0.6
MUX Silver will be among top silver-focused producers during its Phase 2 production schedule at El Gallo/ Fenix
Pan American Silver
First Majestic Silver
Fortuna Silver
McEwen Silver San José + Fenix Phase 2
Silver Corp
McEwen Silver San José + Fenix Phase 1
Endeavour Silver
McEwen San José
Silver Bear
Excellon
Impact Silver

MUX

Sources: Company Filings, Laurentian Bank Securities Inc. McEwen Silver scenarios based on average annual LoM AgEq production.
AgEq Resources calculated using: $1,664/ oz Au, $22.29/ oz Ag, $3.23/ lb Cu, $1.08/ lb Zn, $0.9/ lb Pb

A Potential McEwen Silver Spin Out 2020 Production (Moz AgEq) New Senior Management @ Head Office & Mine Sites Improved Balance Sheet, Debt Extended, Equity Raised Increasing Gold Production Extending Life of Mines – Mexico, Nevada, Timmins Aggressive Exploration Programs in Canada & Nevada Moving to Monetize Copper & Silver Assets MUX

Senior Management Team

Rob McEwen
Chairman & Chief Owner



Rob has $1/ year salary, has invested $165 million in McEwen Mining and owns 18% of the company's outstanding shares. He is the founder of Goldcorp, was awarded the 2001 PDAC Developer of the Year, the Order of Canada, and was inducted into The Canadian Mining Hall of Fame.

Anna Ladd-Kruger
CFO



Anna has 20+ years of mining experience. She was previously CFO & VP Corp Dev at Excellon Resources, and CFO of Trevali Mining, where she was integral to growing the company to a >$1 B market cap mid-tier producer. Anna is CPA, CMA, and holds MSc in Economics (Queen's University) and BComm (UBC).

Peter Mah
COO



Peter has 30 years of mining experience, with a passion for developing teams and a focus on excellence and innovation. Peter set a strong track record in building, transitioning and operating mines. Peter holds BASc in Mining and Mineral Process Engineering and MASc (UBC).

Adrian Blanco S.
General Manager, Mexico & USA



Adrian has extensive mining experience, held executive positions in Mexico, USA, Peru, Argentina, led business transformations towards financial profitability, promoted highest standards of safety & operational excellence. He holds BBA, Chem. Eng., MSc in Corporate Finance (Salford Business School) & Executive Management certification (IPADE).

Rory Greyvensteyn
General Manager, Ontario Operations



Rory has over 30 years of mining experience in diversified operations, from deep level gold mining in South Africa to open pit diamond mining in Canada. He has a strong background in production and large contract management. Rory holds a BSc in Mining Engineering and a NHD in Metal Mining.

Steve McGibbon
Executive Vice President, Exploration



Steve is Professional Geologist with extensive exploration, mine production & senior management experience throughout North America. He was senior member of the team that discovered Goldcorp's High Grade Zone deposit in Red Lake. At Premier Gold Mines, Steve drove exploration success, key asset purchases & revitalization of the Geraldton mining camp.

MUX
13

114,800 GEO actual production Consolidated net loss $152.3 M relates primarily to: $27.5 M advanced projects & exploration $27 M gross loss of operations $9 M in G&A $83.8 M in Gold Bar impairment Removed going concern note Debt facility extension from Aug 2021 to Aug 2023 Remain in full compliance with all debt covenants MUX

Q1 2021 Production & 2021 Guidance 2021 Production Expected To Be 23 - 40% Higher Than 2020 Gold Bar Mine, Nevada GEO 7,400 37,000 -45,000 Black Fox Mine, Canada GEO 5,200 27,500 -32,500 El Gallo Mine, Mexico GEO 1,300 4,500 -5,900 MUX GEO – gold equivalent ounces. 2021 production guidance - Feb 2, 2021 press release. Q1 2021 production – Apr 19, 2021 press release. Numbers may not add due to rounding. Q1 total silver production is sourced from San Jose and 900 oz Ag from the other mines. Gold:silver ratios are 68.33:1 for Q1 2021 and 75:1 for 2021.

Q1 production 30,600 GEOs vs Q1 2020 35,100 GEOs Current liquid assets1: $47 M MSC (San José mine) dividend payments $5 M in Q1 2021 Raised ~$44 M in gross proceeds subsequent to year-end 2021 programs fully funded - Froome development project, US exploration & business investments $20 M flow-through funds raised in 2020 will accelerate exploration for near-term Fox Complex expansion over the next two years MUX 1 Includes cash and gold bullion inventory, as of Mar 31, 2021

Shares Stock Ownership Top 10 Holders 3 Outstanding : 459 M Fully Diluted : 495 M ADTV 2 : 8.1 M Price : US$1.19 Market Cap : US$546 M Retail 63% Rob McEwen 18% Institutional 19% Rob McEwen 82.2 M Van Eck Associates 19.5 M Weiss Asset Management 14.0 M BlackRock 7.3 M Mirae Asset Global Investments 6.8 M AIFM Capital AB 5.1 M The Vanguard Group 4.4 M ETF Managers Group 2.8 M Invesco Ltd 2.7 M SIG Holding 2.3 M MUX 1 - Rob McEwen’s investment: $140 M shares + $25 M, Aug 13, 2018 press release. 2 - Average Daily Trading Volume over 3 months. 3 - Holdings in million shares. Source: Bloomberg, Apr 16, 2021.

Operational Progress Update

Fox Complex	Froome expands Black Fox production by 2.5 yrs Commercial production scheduled Q4 2021 PEA expansion study Q2 2021 $ 9M exploration program 2021
Gold Bar	Updated feasibility study 300 Koz Au Recoverable 6-year mine life $5 M exploration program 2021
El Gallo	Fenix gold & silver project feasibility study 9.5-year mine life Investigating Spin Co & financing alternatives

MUX
18

Nevada - Prime Real Estate for Gold

On Trend - Similar Geology

Criteria	Cortez & Gold Bar
Large footprint, shallow oxide gold	✓
Host rock, alteration, mineralization style	✓
Major faults, structural traps	✓
Intrusions	✓

Underexplored, With Upside Potential

- ✓ Surface near mine & deeper targets
- ✓ Oxide & sulfide


Nevada
Gold Mines
Cortez
50 Moz Au
cluster[1]
Cortez
Fourmile
Discovery
Goldrush
Cortez Fault
Tonkin
Gold Bar
Wall Fault
Roberts Creek Fault
Legend
MUX Property
NGM Property
Faults
12 miles
20 km
N


Gold Bar
Nevada, USA

1. Includes past production and current resources.

MUX
19

North Ridge Drill Results •21.3 m @ 3.07 gpt Au (11.6 to 32.9 m) •22.0 m @ 4.51 gpt Au (42.0 to 64.0 m) including 4.6 m @ 15.47 gpt Au (44.5 to 49.1 m) R Pick Cabin Legend G Near mine targets Brownfield Greenfield 012 MUX Near Mine Resource Expansion Brownfields Known Mineralized/ Altered Areas Greenfields Large Faults/ Alteration/ Little to No Data Total Budget $5 M 1. Includes past production and current resources. Miles N old Bar South

Fox Complex Gold Resources 2,960,000 oz Measured & Indicated & 1,150,000 oz Inferred Destor-Porcupine Fault Zone Trans-Canada Hwy Fox - Stock Mine & Mill 20 Miles (32 km)Froome Grey Fox red Black Fox Mine Timmins Fox - Lexam 28 Miles (45 km) 121,000 oz Au M&I & 8,000 oz Au Inf 1,370,000 oz Au M&I & 192,000 oz Au Inf 1,469,000 oz Au M&I & 954,000 oz Au Inf 10 km 6 milesN MUX Resources: M&I - Measured & Indicated, Inf - Infer

Fox Complex: Upside Potential Room to Grow Along Strike and at Depth Red Lake Timmins Kirkland Lake Stock / Black Fox Surface 1,000m 2,000m 3,300ft 6,600ft Ore BodiesHeadframe/ Shaft McEwen Mineralization Zone Outlines Stock West 6.7 g/t Au / 39m Stock Mine 27.2 g/t Au / 7m incl. 120 g/t Au / 1.6m Stock East 63.6 g/t Au / 6.2m Black Fox Mine 55.1 g/t Au / 1m Grey Fox Area Whiskey Jack 9.9 g/t Au / 39m 147 NE 39.5 g/t Au / 3.8m 4.8 g/t Au / 19m incl. 10.3 g/t Au / 6m GF South g/t Au / 18.8m MUX

Fox Complex: Black Fox Mine, Froome & Grey Fox Deposits Black Fox Mine Grey Fox 888,000 oz Indicated @ 7.1 g/t Au 173,000 oz Inferred @ 6.6 g/t Au Froome 181,000 oz Indicated @ 5.1 g/t Au 1.2 miles 2 kmN MUX Please see Appendix for more details.

Froome on Target for Q4 Commercial Production Froome Expected to Be Better than Black Fox: Shallower deposit, suited for low cost, productive ‘bulk mining’ at pit level Wide disseminated style mineralization, more consistent grades and continuity Wider mining widths ranging from 15-40 m for most of the deposit Larger stopes = more efficient underground development & mine sequencing More efficient haulage and reduced underground congestion, lower gradient & straighter ramp Better stoping ground conditions expected to be positive for dilution & grade control Portals Surface Froome Deposit 1st Ore Reached @ Froome MUXSection Looking North

A Grey Fox Priority Target



Whiskey Jack Long Section Looking North
Near Surface, Good Grades
Surface
0 -
250m -
500m -
Model Grades
> 5 g/t Au
3.6 – 5 g/t Au
Open
Open
A1 Fault
0
200m
1
2
3
4
5
Au GXM
>150
100 to 150
50 to 100
30 to 50
20 to 30
10 to 20
5 to 10
<5

	Drill Hole	Grade (g/t Au)	Width (m)		Grade (g/t Au)	Width (m)	GxW
	19GF-1320	**2.05**	**11.0**	incl.	5.30	1.6	**22.6**
	19GF-1313	**2.06**	**11.0**	incl.	6.95	1.0	**22.7**
	19GF-1293	**5.82**	**4.4**				**25.6**
	20GF-1305	**2.58**	**11.9**	incl.	4.10	2.8	**30.6**
1	20GF-1328	**3.58**	**8.6**	incl.	7.97	2.1	**30.8**
	19GF-1321	**4.78**	**6.5**				**31.1**
	GF11-337	**3.59**	**9.0**				**32.3**
	20GF-1112	**16.34**	**2.6**				**42.7**
	GF14-917	**17.41**	**2.7**	incl.	41.49	1.1	**46.1**
	GF14-908	**11.58**	**4.1**	incl.	18.05	1.4	**47.5**
2	20GF-1323	**5.95**	**10.0**	incl.	13.29	4.2	**59.5**
	GF14-925	**3.93**	**16.0**				**62.9**
	19GF-1248	**5.00**	**13.0**				**65.0**
	20GF-1152	**4.87**	**15.6**	incl.	17.01	3.5	**76.0**
	PR93-19	**8.22**	**9.9**	incl.	32.20	2.4	**81.4**
3	20GF-1329	**4.78**	**17.7**	incl.	16.42	3.7	**84.6**
	20GF-1323	**31.23**	**3.4**	incl.	38.51	2.7	**106.2**
4	19GF-1242	**9.74**	**13.0**	incl.	14.07	8.4	**126.6**
	GF11-400	**9.26**	**13.8**	incl.	15.21	8.0	**127.3**
	20GF-1255	**20.01**	**7.9**	incl.	131.00	0.7	**157.5**
5	20GF-1325	**12.67**	**13.8**	incl.	29.48	5.7	**175.2**
	19GF-1293	**52.96**	**7.4**				**391.9**
	19GF-1248	**8.99**	**44.0**	incl.	9.90	39.0	**395.6**

MUX

Drill results presented rounded, using a cut-off grade of 0.5 gpt Au. GxW represents the product of the first grade and width columns for each drill hole.

25

Historical grades processed @ Stock +5 g/t Au Stream-free land package Proximal to the mill – near surface Large mineralized intersections @ Stock West lend to potential for efficient bulk mining methods Dewatering of shaft to begin H2 2021 Stock West Stock Mine 137 Koz Au historic production Stock East Plan View MUX

Stock West Stock Mine 137 Koz Au historic productionStock East Surface -500m Gold Grade x Widt (g/t x m) >100 50 to 100 25 to 50 10 to 25 5 to 10 h -1000m MUX Longitudinal Section Looking North

San José - One of the Highest Grades Mines in the Americas (49% Owned) Large Property High Grade Mine Surrounds Newmont San José Mine Property outline San José Argentina Reserve Grade 1459 gpt Silver 7.3 gpt Gold Mine Life 25 Years 2021E Production 3,42.30 - 2.45 Moz Silver & 41.5 - 44.5 Koz Gold Newmont Cerro Negro Mine Production 2020 6 231,000 oz Au 2021E AISC5 $15.9 - $16.3/ oz Ag Eq $1,370 - $1,400/ oz Au Eq 12 miles N 20 km MUX Hochschild Mining 2019 Annual Report. 2. Hochschild “Annual Report and Accounts 2020”. 3. Based on 49% MUX ownership basis. 4. MUX Feb 2, 2021 press release 5. Hochschild 1-5 Mar 2021 presentation. 6. Newmont disclosure.

2021 Exploration Budget - $9.3 Million High grade areas close to mine: Isabel & Luisa veins Continuing areas: Telken, Saavedra & Aguas Vivas Aguas Vivas Saavedra San José Argentina Telken North Recent Near Mine Results 1.3 m @ 13.80 g/t Au & 3,149 g/t Ag 1.6 m @ 5.60 g/t Au & 648 g/t Ag 0.9 m @ 2.20 g/t Au & 722 g/t Ag Exploration close to Cerro Negro Telken South Newmont Cerro Negro Mine Observed veins Inferred veins 12 miles N 20 km MUX Source: Hochschild Mining: press releases dated Jan 20 2021, 2020 Full Year Results presentation dated Feb 18 2021, 1-5 Mar 2021 presentation

Fox Complex Expansion PEA Q2 Exploration Results Froome Commercial Production Q4 MUX

otivated nal ceptio

Appendix

Project Fenix Feasibility Study*


Fenix
Sinaloa
Mexico

	Phase 1, Years 1 - 6 Gold Production	Phase 2, Years 7 - 9.5 Silver Production
Avg Annual Production	26 Koz Au	4.5 Moz AgEq
Capex	$42 M Initial	$24 M Year 6
Cash Costs	$1,037/ oz Au	$14.22/ oz AuEq
AISC	$1,045/ oz Au	$14.30/ oz AuEq

	Base Case $1,500/oz Au $17/oz Ag	Spot Case $1,800/oz Au $25/oz Ag	Upside Case $1,900/oz Au $25/oz Ag
After-Tax IRR	28%	51%	56%
After-Tax NPV@8%	$32 M	$91 M	$98 M
After-Tax Payback	3.6 years	2.9 years	2.8 years
After-Tax Cash Flow/Yr (1)	$12 million	$25 million	$26 million

- Innovative, water saving, tailings disposal
- Phase 1 permitting completed

* Feb 16, 2021 press release. (1) - After-tax cash flow averaged over the years of full production.

MUX 33

Stock West Drill Results - Strong, Consistent Mineralized Intercepts 21.40 g/t Visible Gold (VG) 5.63 g/t Au over 30.0 m MUX Drill core from hole S19-98.

Fox Complex Expansion Strategy [1]

Production Growth Steps to Target 100-150 Koz/Yr Leveraging Stock Mill Capacity

Step 1. Froome

Commercial production Q4 2021
Bridging gold production for the next 2-3 years

Step 2. Grey Fox

Grow scale & increase Life of Mine; PEA Q2 2021
Gibson & Whiskey Jack drilling recommencing in Q2

Advance Sooner

Stock - Blue Sky Growth

Leveraging existing permits
Restore UG access via existing shaft and/or ramp
2020-21 aggressive exploration drilling campaign
Stock West resource delineation & step-out drilling underway

[1] Based on existing 3.0 Moz Measured & Indicated Resource from Black Fox, Grey Fox, Stock and Timmins properties.

MUX
35

Froome Deposit – Better Mining Conditions Than Black Fox Shown below is a core interval of the wide zone - consistent grades and favorable ground conditions expected, providing for overall better mining conditions, compared to Black Fox’s nuggety style mineralization. From 127 m: 4.55 g/t Au over 53.0 m, incl. 8.92 g/t Au over 10.6 m MUX Gold grade (g/t) Drill core from hole #15PR-G031. Numbers in yellow represent grams per tonne values over sample length.

Fox Complex: Grey Fox 2019-2020 Exploration Highlights From Multiple Zones of Near Surface Mineralization MUX Width (m) = down hole intersection, drill results using cut-off grade 1 gpt Au. All assays are uncapped.

Fox Complex Drill Results @ Stock West

Strong, Consistent Mineralized Intersections

Hole S19-101

Depth	Length	Au g/t	Cog 1	Cog 3
494.0m	1.0	1.29	6.37g/t Au / 42.0m	
	1.0	1.59		
	1.0	2.43		
	1.0	4.05		6.72g/t Au / 39.0m
	1.0	6.59		
	1.0	2.84		
	1.0	3.43		
	1.0	8.33		
	1.0	16.70		
	1.0	7.87		
	1.0	5.34		
	1.0	2.94		
	1.0	4.81		
	1.0	3.11		
	1.0	6.65		
	1.0	11.25		
	1.0	5.08		
	1.0	6.67		
	1.0	7.76		
	1.0	3.05		
	1.0	5.65		
	1.0	6.65		
	1.0	9.52		
	1.0	3.45		
	1.0	6.15		
	1.0	6.35		
	1.0	6.80		
	0.9	9.45		
	0.2	4.22		
	0.9	2.71		
	1.0	41.40		
	1.0	3.96		
	1.0	4.17		
	0.5	6.73		
	0.5	5.19		
	1.0	4.28		
	1.0	4.67		
	1.0	1.96		
	1.0	11.00		
	1.0	7.85		
	1.0	6.36		
	1.0	0.91		
	1.0	0.99		
536.0m	1.0	5.71		

Hole S19-105

Depth	Length	Au g/t	Cog 1	Cog 3
475.0m	1.0	6.57	5.62g/t Au / 29.1m	5.62g/t Au / 29.1m
	1.0	2.97		
	1.0	1.84		
	1.0	2.28		
	1.0	3.47		
	1.0	2.30		
	1.0	3.08		
	1.0	2.50		
	1.0	7.71		
	1.0	8.70		
	1.0	2.39		
	1.0	3.25		
	1.0	5.06		
	1.0	1.56		
	1.0	5.49		
	1.0	4.01		
	1.0	4.51		
	1.0	5.20		
	1.0	2.60		
	1.0	0.85		
	1.0	4.12		
	1.0	2.07		
	1.0	3.11		
	1.0	1.15		
	1.0	6.15		
	1.0	22.80		
	1.0	8.32		
	1.0	22.30		
	1.0	18.70		
504.1m	1.0	11.80		

Hole S19-106

Depth	Length	Au g/t	Cog 1	Cog 3
536.0m	1.0	1.15	7.72g/t Au / 25m	
	1.0	0.12		
	1.0	0.81		
	1.0	3.36		11.24g/t Au / 16.2m
	1.0	1.27		
	1.0	0.65		
	1.0	11.60		
	1.0	6.04		
	1.0	10.70		
	1.0	10.35		
	1.0	16.90		
	1.0	12.60		
	1.0	13.65		
	1.0	26.80		
	1.0	21.40		
	1.0	9.48		
	1.0	13.85		
	1.0	13.05		
	1.0	8.70		
	1.0	2.33		
	1.0	2.04		
	1.0	0.45		
	1.0	1.42		
	1.0	0.83		
561.0m	1.0	2.16		

Au g/t			
	> 30	10 to 20	3 to 5
	20 to 30	5 to 10	1 to 3

MUX

38

San José Mine Vein Extensions


1 km/0.6 Miles
N
1.0 m @ 7.02 g/t Au, 811 g/t Ag
1.0 m @ 2.38 g/t Au, 1,964 g/t Ag
0.7 m @ 0.30 g/t Au, 18 g/t Ag
1.3 m @ 9.51 g/t Au, 1,318 g/t Ag
1.0 m @ 20.26 g/t Au, 461 g/t Ag
1.3 m @ 6.67 g/t Au, 762 g/t Ag
1.2 m @ 5.80 g/t Au, 197 g/t Ag
0.9 m @ 8.00 g/t Au, 397 g/t Ag
1.6 m @ 7.42 g/t Au, 522 g/t Ag
0.8 m @ 1.52 g/t Au, 331 g/t Ag
Giovanna
Mercedes
Frea
Cristina
Ayelen
Florencia
Agustina
Odin
Maia
Odin
Frea
Micaela
Pilar
Emilia
Julia
Kospi
Isabel
Huevos Verdes
Erika NW
Erika
TL-03
Maia
SJM-490
Executing Drill
Intercepted DDH
Observed Vein
Inferred Vein
Inferred Fault

MUX

Source: Hochschild Mining. Lengths are rounded up to the nearest tenth.

MUX: Reserves & Resources

Mineral Reserves

Attributable Gold Reserves

43-101 Au Reserves	Proven			Probable			Proven + Probable		
	Tonnes (millions)	Grams per tonne	Contained Metal (Koz)	Tonnes (millions)	Grams per tonne	Contained Metal (Koz)	Tonnes (millions)	Grams per tonne	Contained Metal (Koz)
Gold Bar South				1.9	1.05	66	1.9	1.05	66
Pick				12.6	0.81	324	12.6	0.80	324
Ridge				1.1	0.87	30	1.1	0.87	30
San José (49%)	0.4	6.73	86	0.1	5.46	16	0.5	6.49	102
El Gallo Heap Leach Material	8.9	0.52	149	1.2	0.52	20	10.1	0.52	170
El Gallo Silver	0.7	0.05	1	3.7	0.13	16	4.4	0.12	17
Black Fox Mine	0.1	3.96	4	0.1	4.10	9	0.1	4.05	14
TOTAL			**241**			**481**			**723**

Attributable Silver Reserves

43-101 Ag Reserves	Proven			Probable			Proven + Probable		
	Tonnes (millions)	Grams per tonne	Contained Metal (Koz)	Tonnes (millions)	Grams per tonne	Contained Metal (Koz)	Tonnes (millions)	Grams per tonne	Contained Metal (Koz)
San José (49%)	0.4	409	5,251	0.1	354	1,043	0.5	399	6,298
El Gallo Heap Leach Material	8.9	2	451	1.2	2	67	10.1	2	518
El Gallo Silver	0.7	166	3,708	3.7	127	15,017	4.4	133	18,725
TOTAL			**9,410**			**16,127**			**25,541**

MUX

Source: Company disclosures to March 11, 2021.

40

MUX: Reserves & Resources
Mineral Resources

Attributable Gold Resources

43-101 Au Resources	Measured			Indicated			Measured + Indicated			Inferred		
	Tonnes (millions)	Grams per tonne	Contained Metal (Koz)	Tonnes (millions)	Grams per tonne	Contained Metal (Koz)	Tonnes (millions)	Grams per tonne	Contained Metal (Koz)	Tonnes (millions)	Grams per tonne	Contained Metal (Koz)
San José (49%)	0.9	7.89	218	0.5	5.68	89	1.3	7.09	307	0.9	5.58	164
Los Azules	-	-	-	962.0	0.06	1,700	962.0	0.06	1,700	2,666.0	0.04	3,800
Heap Leach Material	8.8	0.59	167	1.2	0.60	23	10.0	0.59	190	0.1	0.66	3
El Gallo Silver	1.0	0.08	3	3.5	0.13	15	4.5	0.12	18	0.1	0.14	0.3
Tonkin	17.5	1.44	820	14.7	1.34	627	32.3	1.39	1,447	8.4	1.13	311
Cabin	-	-	-	0.4	0.81	10	0.4	0.81	10	-	-	-
Ridge	-	-	-	1.4	0.89	39	1.4	0.89	39	0.7	0.65	14
Pick	-	-	-	12.6	0.91	370	12.7	0.91	370	1.0	0.85	27
Gold Bar South	-	-	-	2.3	0.99	74	2.3	0.99	74	0.3	1.06	11
New Pass (50%)	5.0	0.97	156	0.1	0.59	1	5.1	0.97	157	-	-	-
Limo	5.9	0.89	168	3.7	0.61	73	9.6	0.78	241	2.2	0.70	51
Lexam Open Pit	0.5	2.44	36	12.1	1.89	741	12.6	1.91	777	6.3	1.79	358
Lexam Underground	0.4	5.56	64	4.1	4.82	628	4.4	4.88	692	4.2	4.35	596
Black Fox Mine	0.4	5.35	64	0.1	5.06	19	0.5	5.28	84	0.2	5.32	41
Tamarack	-	-	-	0.8	1.83	46	0.8	1.83	46	-	-	-
Grey Fox	-	-	-	3.9	7.05	888	3.9	7.05	888	0.8	6.58	173
Froome Underground	-	-	-	1.1	5.09	181	1.1	5.09	181	0.05	4.13	7
Stock East Open Pit	-	-	-	2.0	1.26	83	2.0	1.26	83	0.3	0.91	8
Stock East Underground	-	-	-	0.4	3.19	38	0.4	3.19	38	-	-	-
TOTAL			**1,695**			**5,644**			**7,340**			**5,564**

MUX

Source: Company disclosures to March 11, 2021. Note: Mineral Resources inclusive of Mineral Reserves (where applicable).

41

MUX: Reserves & Resources

Mineral Resources (Cont'd)

Attributable Silver Resources

43-101 Ag Resources	Measured			Indicated			Measured + Indicated			Inferred		
	Tonnes (millions)	Grams per tonne	Contained Metal (Koz)	Tonnes (millions)	Grams per tonne	Contained Metal (Koz)	Tonnes (millions)	Grams per tonne	Contained Metal (Koz)	Tonnes (millions)	Grams per tonne	Contained Metal (Koz)
San José (49%)	0.9	484	13,359	0.5	335	5,278	1.3	429	18,599	0.9	345	10,115
Los Azules				962.0	2	55,700	962.0	2	55,700	2,666.0	2	135,400
El Gallo Heap Leach Material	8.8	2	451	1.2	2	67	10.0	2	518	0.1	2	7
El Gallo Silver	1.0	155	4,791	3.5	127	14,228	4.5	133	19,019	0.1	129	286
New Pass (50%)	5.0	8	1,320	0.1	3	7	5.1	8	1,326	-	-	-
Tamarack	-	-	-	0.8	26	663	0.8	26	663	-	-	-
TOTAL			**19,920**			**75,942**			**95,825**			**145,808**

Attributable Copper Resources

43-101 Cu Resources	Measured			Indicated			Measured + Indicated			Inferred		
	Tonnes (millions)	% Cu		Tonnes (millions)	% Cu	Pounds (millions)	Tonnes (millions)	% Cu	Pounds (millions)	Tonnes (millions)	% Cu	Pounds (millions)
Los Azules	-	-	-	962.0	0.48	**10,200**	962.0	0.48	**10,200**	2,666.0	0.33	**19,300**

MUX

Source: Company disclosures to March 11, 2021.Note: Mineral Resources inclusive of Mineral Reserves (where applicable).

42

In this presentation, we have provided information prepared or calculated according to U.S. GAAP, as well as provided some non-U.S. GAAP ("non-GAAP") performance measures. Because the non-GAAP performance measures do not have any standardized meaning prescribed by U.S. GAAP, they may not be comparable to similar measures presented by other companies. Total Cash Costs per GEO, and All-in Sustaining Costs (“AISC”) per GEO. Total cash costs consist of mining, processing, on-site general and administrative costs, community and permitting costs related to current explorations, royalty costs, refining and treatment charges (for both doré and concentrate products), sales costs, export taxes and operational stripping costs. All-in sustaining cash costs consist of total cash costs (as described above), plus environmental rehabilitation costs, amortization of the asset retirement costs related to operating sites, sustaining exploration and development costs, and sustaining capital expenditures. In order to arrive at our consolidated all-in sustaining costs, we also include corporate general and administrative expenses. Depreciation is excluded from both total cash costs and all-in sustaining cash costs. For both total cash costs and all-in sustaining costs we include our attributable share of total cash costs from operations where we hold less than a 100% economic share in the production, such as MSC, where we hold a 49% interest. Total cash cost and all-in sustaining cash cost per GEO sold are calculated on a co-product basis by dividing the respective proportionate share of the total cash costs and all-in sustaining cash costs for the period attributable to each metal by the ounces of each respective metal sold. We use and report these measures to provide additional information regarding operational efficiencies both on a consolidated and an individual mine basis, and believe that these measures provide investors and analysts with useful information about our underlying costs of operations. A reconciliation to the nearest U.S. GAAP measure is provided in McEwen Mining's Annual Report on Form 10-K for the year ended December 31, 2020. Earnings from Mining Operations The term Earnings from Mining Operations used in this presentation is a non-GAAP financial measure. We use and report this measure because we believe it provides investors and analysts with a useful measure of the underlying earnings from our mining operations. We define Earnings from Mining Operations as Gold and Silver Revenues from our El Gallo Mine, Black Fox Mine, and our 49% attributable share of the San José Mine's Net Sales, less their respective Production Costs Applicable to Sales. To the extent that Production Costs Applicable to Sales may include depreciation and amortization expense related to the fair value increments on historical business acquisitions (fair value paid in excess of the carrying value of the underlying assets and liabilities assumed on the date of acquisition), we deduct this expense in order to arrive at Production Costs Applicable to Sales that only include depreciation and amortization expense incurred at the mine-site level. The San José Mine Net Sales and Production Costs Applicable to Sales are presented, on a 100% basis, in Note 5 of McEwen Mining's Annual Report on Form 10-K for the year ended December 31, 2020. Cash, Investments and Precious Metals The term cash, investments and precious metals used in this presentation is a non-GAAP financial measure. We report this measure to better understand our liquidity in each reporting period. Cash, investments and precious metals is calculated as the sum of cash, investments and ounces of doré held in inventory, valued at the London P.M. Fix spot price at the corresponding period. A reconciliation to the most directly comparable U.S. GAAP measure, Sales of Gold and Silver, is provided in McEwen Mining's Annual Report on Form 10-K for the year ended December 31, 2020. MUX